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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21321

                          Pioneer Municipal High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2015 through April 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                         Pioneer Municipal High
                         Income Trust

--------------------------------------------------------------------------------
                         Annual Report | April 30, 2016
--------------------------------------------------------------------------------

                         Ticker Symbol:   MHI

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          22

Financial Highlights                                                          25

Notes to Financial Statements                                                 27

Report of Independent Registered Public Accounting Firm                       35

Trustees, Officers and Service Providers                                      38

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/16 3

Portfolio Management Discussion | 4/30/16

Both higher-quality and higher-yielding municipal bonds generated solid, positive returns during the 12-month period ended April 30, 2016, benefiting from consistently strong demand and limited supply of new municipal bonds. In the following interview, David Eurkus and Jonathan Chirunga discuss the factors that influenced the performance of Pioneer Municipal High Income Trust during the 12-month period. Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer, and Mr. Chirunga, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Trust.

Q How did Pioneer Municipal High Income Trust perform during the 12-month period ended April 30, 2016?

A Pioneer Municipal High Income Trust returned 8.12% at net asset value and 1.75% at market price during the 12-month period ended April 30, 2016. During the same 12-month period, the Trust's benchmarks, the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index, returned 4.51% and 5.29% at net asset value, respectively. The Barclays High Yield Municipal Bond Index is an unmanaged measure of the performance of lower-rated municipal bonds, while the Barclays Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Trust, the two Barclays indices do not use leverage. While use of leverage increases investment opportunity, it also increases investment risk.

     During the same 12-month period, the average return (at market price) of the 11 closed end funds in Lipper's High Yield Municipal Debt Closed End Funds category (which may or may not be leveraged) was 9.79%.

     The shares of the Trust were selling at a 4.3% premium to net asset value at the end of the period on April 30, 2016.

     On April 30, 2016, the standardized 30-day SEC yield of the Trust's shares was 3.37%*.

Q How would you describe the investment environment in the municipal bond market during the 12-month period ended April 30, 2016?

A Both investment-grade and high-yield municipal bonds performed well over the 12-month period. As declining interest rates produced lower yields in the taxable bond market, the tax-equivalent yields available in the municipal market attracted both non-traditional buyers, including taxable bond funds and foreign investors, and traditional tax-conscious

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Municipal High Income Trust | Annual Report | 4/30/16 investors. By the end of the period, it was not uncommon to see a new issue of high-yield municipal bonds become heavily oversubscribed, with the number of orders surpassing the available supply by a wide margin. While demand was high, the supply of municipal bonds decreased over the 12-month period, as many state and local governments pursued more austere fiscal policies, thus limiting bond issuance.

     The austerity trend was especially apparent in states that are highly dependent on revenues from oil and gas production. Many of those states cut back on borrowing/bond issuance due to their accumulation of supplemental revenues derived from the fracking boom earlier in this decade.

     As a result of these supply/demand dynamics, municipal bonds outperformed most parts of the taxable bond market over the full 12-month period.

     While the overall environment in the municipal debt market was favorable during the period, there was some increased volatility during the summer of 2015 when interest rates rose and bond prices came under pressure as investors began to anticipate that the U.S. Federal Reserve System (the
     Fed) would become less accommodative and start raising short-term interest rates. As the period progressed, however, the Fed began adopting a rather cautious stance with regard to interest rates and took no action at all through the first seven months of the Trust's fiscal year (May through November 2015), given an absence of any significant inflationary pressure as well as some signs of weakening in the domestic economy's expansion. The Fed eventually opted for a single, modest increase in short-term rates (25 basis points, or 0.25%) in December 2015. Highly publicized fiscal problems of some municipal issuers such as the City of Chicago and the Commonwealth of Puerto Rico also contributed to the market slump in mid-2015.

Q What were the main reasons behind the Trust's outperformance (at net asset value) of its two benchmarks during the 12-month period ended April 30, 2016? Also, how was the Trust's portfolio positioned at the end of the period?

A The Trust's benchmark-relative performance benefited the most from favorable security selection results during the 12-month period. Our security selection process is based on fundamental analysis of individual bonds backed by reliable revenue sources, and the portfolio's construction is based on wide diversification** among both investment-grade and high-yield municipal debt. During the period, the Trust's heavy exposure to bonds backed by revenues from tobacco liability settlements, which performed especially well over the 12-month period, proved a major contributor to

**   Diversification does not assure a profit nor protect against loss.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/16 5 benchmark-relative returns. At the end of the period on April 30, 2016, about 12% of the Trust's total investment portfolio was allocated to special revenue securities, most of which were tobacco revenue bonds.

     In addition, benchmark-relative performance received a boost from our avoidance, for the most part, of investments in the most troubled parts of the municipal market. For example, Puerto Rican bonds represented slightly more than 1% of the Trust's total investment portfolio, compared with roughly a 22% weighting in the Barclays High Yield Municipal Bond Index, while the Trust had zero exposure to bonds issued by the City of Chicago, the Chicago Board of Education (BOE), or the State of Illinois. With regard to Illinois, while the Trust's portfolio does feature some revenue bonds issued by continuing care retirement communities and other health care entities domiciled in the state, those securities are not in any way related to the bonds issued by the State, the City of Chicago, or the Chicago BOE. Collectively, the latter three issuers represented a 6% weight in the Barclays High Yield Municipal Bond Index.

     The Trust's return at net asset value during the period was also supported by the use of borrowed funds, or leverage, as leverage tends to magnify results in both up and down markets. Given that both high-yield and investment-grade municipal bonds performed solidly over the 12 months, the use of leverage aided benchmark-relative performance.

     During the period, the Trust did have some investments that underperformed and detracted from its overall return, including positions in securities issued by Sanger (Texas) Industrial Development Corp., and the City of Philippi, West Virginia (education).

     At the end of the Trust's fiscal year on April 30, 2016, investment-grade municipals represented approximately 61% of the Trust's total investment portfolio, while high-yield municipals accounted for 39%. Approximately 91% of the Trust's total investment portfolio was invested in project revenue bonds at period end, while just 9% was invested in general obligation bonds. Consistent with our long-term investment approach, we have continued to focus the Trust's investments on project revenue bonds, which are backed by revenues generated from specific projects. We believe the financial support for such projects is more consistent and predictable than it is for general obligation bonds, which essentially rely on state and local tax revenue.

Q Did you use any derivatives in managing the Trust's portfolio during the 12-month period ended April 30, 2016? If so, did the use of derivatives affect the Trust's performance?

A    No, the Trust had no exposure to derivatives during the 12-month period.

6 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

Q What were the principal factors affecting the Trust's distribution during the 12-month period ended April 30, 2016?

A The Trust's yield remained stable during the 12-month period, even though we reduced the dividend from 8.5 cents to 7 cents shortly before the fiscal year began. Investors should remain aware, however, that in a low or declining interest-rate environment, as older, higher-yielding investments either reach maturity or are called away by their issuers, newer investments frequently offer lower yields than the securities that they replaced in the Trust's portfolio. We expect this scenario to prevail for the foreseeable future, and that could have a negative effect on the Trust's distributions going forward. In addition, the Trust has drawn on accumulated net investment income in paying the Trust's distributions in recent periods, but these reserves will be depleted over time.

Q How did the level of leverage in the Trust change during the 12-month period ended April 30, 2016?

A At the end of the period on April 30, 2016, 24.8% of the Trust's total managed assets were financed by leverage through the issuance of preferred shares, compared with 25.0% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2015. The percentage decrease was due to an increase in the value of securities in the Trust's portfolio.

Q    What is your investment outlook?

A We think both the investment-grade and high-yield municipal markets still offer opportunity, as demand for municipal bond investments continues to outstrip supply. The current trend, however, also has brought lower yields.

     Looking ahead, we believe the recovery of the US economy will continue at a modest, positive pace, with gross domestic product growing at an annual rate in the range of 2.0% to 2.5%. In a period of very gradual growth with pockets of weakness in energy-producing states, we think it is likely that state and local governments will continue to try to limit spending increases and restrict issuance of new bonds. However, a steadily improving job market and healthy activity in the housing sector should help sustain overall domestic economic growth levels, despite modest-to-slowing growth trends and uncertainties in foreign markets.

     In this environment, we expect to keep the Trust's portfolio well diversified, with exposures to both investment-grade and high-yield debt. We also plan to continue to focus on holding project revenue bonds, while maintaining our emphasis on what we believe are fundamentally sound investments with solid longer-term prospects. In a presidential election year, we also will monitor proposals such as changes in marginal tax rates that may have implications on the level of demand for municipal debt.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/16 7

     Regardless of market conditions, however, we believe it is important to remember that, over time, municipal debt has remained one of the least risky asset classes in the US, second only to Treasuries.

Please refer to the Schedule of Investments on pages 13-21 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise.

Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

By concentrating in municipal securities, the Trust is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be

8 Pioneer Municipal High Income Trust | Annual Report | 4/30/16 sufficient to cover the cost of the leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

The Trust is required to maintain certain regulatory, rating agency and other asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time, which is likely to result in a decrease in the market value of the Trust's shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/16 9

Portfolio Summary | 4/30/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Insured                                                                    15.3%
Revenue Bonds:
Other Revenue                                                              28.5%
Health Revenue                                                             11.5%
Education Revenue                                                          10.9%
Facilities Revenue                                                         10.8%
Tobacco Revenue                                                             8.4%
Development Revenue                                                         7.8%
Transportation Revenue                                                      2.7%
Airport Revenue                                                             1.5%
Water Revenue                                                               1.3%
Pollution Control Revenue                                                   1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

  1. Metropolitan Pier & Exposition Authority, McCormick Place, Series B, 6/15/22
     (NATL Insured)                                                                      4.38%
----------------------------------------------------------------------------------------------
  2. State of Washington, Motor Vehicle Sales Tax, Series C, 6/1/22 (NATL Insured)       3.34
----------------------------------------------------------------------------------------------
  3. North Texas Tollway Authority, Series F, 5.75%, 1/1/33                              2.79
----------------------------------------------------------------------------------------------
  4. Lehman Municipal Trust Receipts, RIB, 13.303%, 8/21/35                              2.73
----------------------------------------------------------------------------------------------
  5. Lehman Municipal Trust Receipts, RIB, 12.532%, 9/20/28 (144A) (AGM Insured)         2.51
----------------------------------------------------------------------------------------------
  6. Massachusetts Development Finance Agency, WGBH Foundation, Series A,
     5.75%, 1/1/42 (AMBAC Insured)                                                       2.40
----------------------------------------------------------------------------------------------
  7. New York State Dormitory Authority, Series C, 5.0%, 3/15/39                         2.27
----------------------------------------------------------------------------------------------
  8. New York State Dormitory Authority, RIB, 15.041%, 5/29/14 (144A)                    1.86
----------------------------------------------------------------------------------------------
  9. Public Finance Authority, Glenridge Palmer Ranch, Series A, 8.25%, 6/1/46           1.61
----------------------------------------------------------------------------------------------
 10. Wisconsin Department of Transportation, Series A, 5.0%, 7/1/28                      1.60
----------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

Prices and Distributions | 4/30/16

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             4/30/16                  4/30/15
--------------------------------------------------------------------------------
         Market Value                        $14.07                    $14.75
--------------------------------------------------------------------------------
         Premium                               4.3%                     10.8%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             4/30/16                  4/30/15
--------------------------------------------------------------------------------
         Net Asset Value                     $13.49                    $13.31
--------------------------------------------------------------------------------

Distributions per Common Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net Investment       Short-Term          Long-Term
                               Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
     5/1/15 - 4/30/16          $0.84               $--                 $--
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             4/30/16                   4/30/15
--------------------------------------------------------------------------------
      30-day SEC Yield                        3.37%                      3.68%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareholders during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 11

Performance Update | 4/30/16

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Trust during the periods shown, compared to that of the Barclays Municipal Bond Index and Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                           Barclays
                               Barclays    High Yield
             Net               Municipal   Municipal
             Asset             Bond        Bond
             Value    Market   Index       Index
Period       (NAV)    Price    (NAV)       (NAV)
--------------------------------------------------------------------------------
10 years     6.32%    8.24%    4.94%       4.84%
5 years      8.81     9.06     5.37        7.59
1 year       8.12     1.75     5.29        4.51
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Municipal       Barclays Municipal   Barclays High Yield
                High Income Trust       Bond Index           Municipal Bond Index
4/06            $10,000                 $10,000              $10,000
4/07            $12,004                 $10,578              $10,994
4/08            $11,730                 $10,873              $10,262
4/09            $ 9,519                 $11,211              $ 8,444
4/10            $14,154                 $12,204              $10,771
4/11            $14,301                 $12,473              $11,131
4/12            $18,013                 $13,890              $12,930
4/13            $20,080                 $14,610              $14,587
4/14            $20,300                 $14,683              $14,349
4/15            $21,689                 $15,388              $15,355
4/16            $22,069                 $16,202              $16,048

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Barclays High Yield Municipal Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in the indices.

12 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

Schedule of Investments | 4/30/16

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                            Value
--------------------------------------------------------------------------------------------------
                     TAX EXEMPT OBLIGATIONS -- 126.1%
                     of Net Assets (a)
                     Alabama -- 1.5%
    4,500,000        Huntsville-Redstone Village Special Care Facilities
                     Financing Authority, Redstone Village Project,
                     5.5%, 1/1/43                                                  $     4,514,625
--------------------------------------------------------------------------------------------------
                     Arizona -- 0.0%+
       24,000        County of Pima, AZ, Industrial Development Authority,
                     Arizona Charter Schools Project, Series C, 6.75%, 7/1/31      $        24,060
--------------------------------------------------------------------------------------------------
                     California -- 10.8%
   10,000,000(b)     California County Tobacco Securitization Agency,
                     Capital Appreciation, Stanislaus County Subordinated,
                     Series A, 6/1/46                                              $     1,173,200
    1,450,000        California Enterprise Development Authority,
                     Sunpower Corp., 8.5%, 4/1/31                                        1,657,321
      750,000        California Municipal Finance Authority, Santa Rosa
                     Academy Project, Series A, 5.75%, 7/1/30                              828,878
    5,000,000        California Pollution Control Financing Authority,
                     5.0%, 7/1/37 (144A)                                                 5,172,800
    1,740,000        California School Finance Authority, Classical Academies
                     Project, Series A, 7.375%, 10/1/43                                  2,105,243
    1,400,000        California Statewide Communities Development
                     Authority, Lancer Plaza Project, 5.625%, 11/1/33                    1,475,670
      568,006(c)     California Statewide Communities Development
                     Authority, Microgy Holdings Project, 9.0%, 12/1/38                          6
   25,000,000(b)     Inland Empire Tobacco Securitization Authority, Capital
                     Appreciation, Asset-Backed, Series C-2, 6/1/47                      2,760,250
    7,885,000(d)     Lehman Municipal Trust Receipts, RIB, 12.532%,
                     9/20/28 (144A) (AGM Insured)                                        9,750,985
    2,000,000(e)     Los Angeles Community College District, Series G,
                     4.0%, 8/1/39                                                        2,188,080
    1,000,000        River Islands Public Financing Authority, Community
                     Facilities, 5.5%, 9/1/45                                            1,091,040
    2,000,000        Tobacco Securitization Authority of Northern California,
                     Asset-Backed, Series A-1, 5.375%, 6/1/38                            1,996,040
    3,000,000        Tobacco Securitization Authority of Southern California,
                     Series A-1, 5.0%, 6/1/37                                            2,999,730
                                                                                   ---------------
                                                                                   $    33,199,243
--------------------------------------------------------------------------------------------------
                     Colorado -- 1.2%
    1,500,000        Colorado Educational & Cultural Facilities Authority,
                     Rocky Mountain Classical Academy Project, 8.0%, 9/1/43        $     1,590,015
    2,000,000        Colorado Health Facilities Authority, Valley View
                     Association Project, 5.25%, 5/15/42                                 2,073,600
                                                                                   ---------------
                                                                                   $     3,663,615
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 13

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                            Value
--------------------------------------------------------------------------------------------------
                     Connecticut -- 6.3%
   10,335,000(d)     Lehman Municipal Trust Receipts, RIB, 13.303%, 8/21/35        $    10,569,708
    2,235,000        Mohegan Tribal Finance Authority, 7.0%, 2/1/45 (144A)               2,240,252
    5,000,000(e)     State of Connecticut, Series E, 4.0%, 9/1/30                        5,569,200
    1,000,000        Town of Hamden, CT, Whitney Center Project, Series A,
                     7.75%, 1/1/43                                                       1,050,750
                                                                                   ---------------
                                                                                   $    19,429,910
--------------------------------------------------------------------------------------------------
                     District of Columbia -- 3.9%
    4,885,000        District of Columbia Tobacco Settlement Financing Corp.,
                     Asset-Backed, 6.5%, 5/15/33                                   $     5,977,726
    6,000,000        District of Columbia Tobacco Settlement Financing Corp.,
                     Asset-Backed, 6.75%, 5/15/40                                        6,030,600
                                                                                   ---------------
                                                                                   $    12,008,326
--------------------------------------------------------------------------------------------------
                     Florida -- 4.8%
    1,500,000        Alachua County Health Facilities Authority, Terraces
                     Bonita Springs Project, Series A, 8.125%, 11/15/41            $     1,778,295
    1,500,000        Alachua County Health Facilities Authority, Terraces
                     Bonita Springs Project, Series A, 8.125%, 11/15/46                  1,774,875
    2,260,000(c)     County of Liberty, FL, Twin Oaks Project, 8.25%, 7/1/28               335,768
    2,500,000        County of Miami-Dade, FL, Aviation Revenue, Series B,
                     5.5%, 10/1/41                                                       2,813,175
    5,000,000        Florida's Turnpike Enterprise, Department of Transportation,
                     Series A, 4.0%, 7/1/34                                              5,485,200
    1,000,000(f)     Hillsborough County Industrial Development Authority,
                     Various Health Facilities, 8.0%, 8/15/32                            1,238,820
      832,581(c)     St. Johns County Industrial Development Authority,
                     Glenmoor Project, Series B, 2.5%, 1/1/49                                    9
    2,250,000(d)     St. Johns County Industrial Development Authority,
                     Glenmoor Project, Series A, 5.375%, 1/1/49                          1,305,000
                                                                                   ---------------
                                                                                   $    14,731,142
--------------------------------------------------------------------------------------------------
                     Georgia -- 2.5%
    2,500,000        Clayton County Development Authority, Delta Air Lines,
                     Series A, 8.75%, 6/1/29                                       $     3,082,475
    4,000,000        Private Colleges & Universities Authority, Emory University,
                     Series A, 5.0%, 10/1/43                                             4,673,520
                                                                                   ---------------
                                                                                   $     7,755,995
--------------------------------------------------------------------------------------------------
                     Idaho -- 1.6%
    5,000,000        Power County Industrial Development Corp., FMC Corp.
                     Project, 6.45%, 8/1/32                                        $     5,011,000
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                            Value
--------------------------------------------------------------------------------------------------
                     Illinois -- 14.0%
    2,087,000(d)     Illinois Finance Authority, Clare Oaks Project, Series B,
                     4.0%, 11/15/52                                                $     1,469,206
    1,305,000(b)     Illinois Finance Authority, Clare Oaks Project, Series C-1,
                     11/15/52                                                               46,810
      261,000(b)     Illinois Finance Authority, Clare Oaks Project, Series C-2,
                     11/15/52                                                               71,217
      261,000(b)     Illinois Finance Authority, Clare Oaks Project, Series C-3,
                     11/15/52                                                               44,824
    2,000,000        Illinois Finance Authority, Greenfields of Geneva Project,
                     Series A, 8.125%, 2/15/40                                           1,603,100
    2,500,000        Illinois Finance Authority, Greenfields of Geneva Project,
                     Series A, 8.25%, 2/15/46                                            2,003,800
    2,000,000        Illinois Finance Authority, Northwestern Memorial Hospital,
                     Series A, 6.0%, 8/15/39                                             2,316,180
    2,500,000        Illinois Finance Authority, Roosevelt University Project,
                     6.5%, 4/1/39                                                        2,773,900
    3,865,000        Illinois Finance Authority, Swedish Covenant, Series A,
                     6.0%, 8/15/38                                                       4,321,882
    1,700,000        Illinois Finance Authority, The Admiral at the Lake Project,
                     Series A, 7.625%, 5/15/25                                           1,921,884
      600,000        Illinois Finance Authority, The Admiral at the Lake Project,
                     Series A, 7.75%, 5/15/30                                              681,078
    2,000,000        Illinois Finance Authority, The Admiral at the Lake Project,
                     Series A, 8.0%, 5/15/40                                             2,280,740
    3,200,000        Illinois Finance Authority, The Admiral at the Lake Project,
                     Series A, 8.0%, 5/15/46                                             3,645,856
    1,485,000(b)(g)  Metropolitan Pier & Exposition Authority, McCormick Place,
                     Series B, 6/15/22 (NATL Insured)                                    1,726,951
   15,395,000(b)     Metropolitan Pier & Exposition Authority, McCormick Place,
                     Series B, 6/15/22 (NATL Insured)                                   16,994,694
    1,125,000        Southwestern Illinois Development Authority, Village of
                     Sauget Project, 5.625%, 11/1/26                                     1,050,165
                                                                                   ---------------
                                                                                   $    42,952,287
--------------------------------------------------------------------------------------------------
                     Indiana -- 1.8%
      250,000        City of Carmel, IN, Barrington Carmel Project, Series A,
                     7.0%, 11/15/32                                                $       282,365
      750,000        City of Carmel, IN, Barrington Carmel Project, Series A,
                     7.125%, 11/15/42                                                      847,822
      500,000        City of Carmel, IN, Barrington Carmel Project, Series A,
                     7.125%, 11/15/47                                                      563,715
    3,570,000        Vigo County Hospital Authority, Union Hospital, Inc.,
                     5.8%, 9/1/47 (144A)                                                 3,678,671
                                                                                   ---------------
                                                                                   $     5,372,573
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 15

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                            Value
--------------------------------------------------------------------------------------------------
                     Kentucky -- 1.9%
    5,000,000        Kentucky Economic Development Finance Authority,
                     Owensboro Medical Health System, Series A,
                     6.375%, 6/1/40                                                $     5,765,300
--------------------------------------------------------------------------------------------------
                     Louisiana -- 3.1%
    2,260,000        Jefferson Parish Hospital Service District No. 2, East
                     Jefferson General Hospital, 6.375%, 7/1/41                    $     2,576,310
    1,500,000        Louisiana Local Government Environmental Facilities &
                     Community Development Authority, Westlake Chemical
                     Corp. Project, 6.75%, 11/1/32                                       1,625,250
    1,380,000(f)     Louisiana Public Facilities Authority, Ochsner Clinic
                     Foundation Project, Series A, 5.5%, 5/15/47                         1,450,228
    3,620,000        Louisiana Public Facilities Authority, Ochsner Clinic
                     Foundation Project, Series A, 5.5%, 5/15/47                         3,757,162
                                                                                   ---------------
                                                                                   $     9,408,950
--------------------------------------------------------------------------------------------------
                     Maine -- 2.3%
    1,500,000        Maine Health & Higher Educational Facilities Authority,
                     Maine General Medical Center, 7.5%, 7/1/32                    $     1,794,840
    4,480,000        Maine Turnpike Authority, Series A, 5.0%, 7/1/42                    5,279,501
                                                                                   ---------------
                                                                                   $     7,074,341
--------------------------------------------------------------------------------------------------
                     Maryland -- 0.5%
    1,490,000        Maryland Health & Higher Educational Facilities Authority,
                     City Neighbors, Series A, 6.75%, 7/1/44                       $     1,637,406
--------------------------------------------------------------------------------------------------
                     Massachusetts -- 4.9%
      987,910        Massachusetts Development Finance Agency, Linden
                     Ponds, Inc., Series A-1, 5.5%, 11/15/46                       $       900,510
    7,100,000        Massachusetts Development Finance Agency, WGBH
                     Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)                 9,292,622
      485,000        Massachusetts Educational Financing Authority, Series I,
                     6.0%, 1/1/28                                                          515,375
    3,100,000        Massachusetts Health & Educational Facilities Authority,
                     Massachusetts Institute of Technology,
                     Series K, 5.5%, 7/1/32                                              4,430,706
    4,500,000(c)     Massachusetts Health & Educational Facilities Authority,
                     Quincy Medical Center, Series A, 6.5%, 1/15/38                         10,980
                                                                                   ---------------
                                                                                   $    15,150,193
--------------------------------------------------------------------------------------------------
                     Michigan -- 3.7%
      895,000(c)     Doctor Charles Drew Academy, Certificate of Participation,
                     5.7%, 11/1/36                                                 $       178,946
    2,000,000        Kent Hospital Finance Authority, Metropolitan Hospital
                     Project, Series A, 6.25%, 7/1/40                                    2,005,060
    2,640,000        Michigan State University, Series A, 5.0%, 8/15/41                  3,106,383
    6,100,000        Michigan Tobacco Settlement Finance Authority,
                     Series A, 6.0%, 6/1/48                                              6,084,933
                                                                                   ---------------
                                                                                   $    11,375,322
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                            Value
--------------------------------------------------------------------------------------------------
                     Minnesota -- 0.7%
    2,000,000        Bloomington Port Authority, Radisson Blu Mall of
                     America, 9.0%, 12/1/35                                        $     2,209,860
--------------------------------------------------------------------------------------------------
                     Montana -- 0.1%
    1,600,000(c)     Two Rivers Authority, Inc., 7.375%, 11/1/27                   $       192,000
--------------------------------------------------------------------------------------------------
                     New Jersey -- 2.0%
    3,000,000        New Jersey Economic Development Authority, Continental
                     Airlines, 5.25%, 9/15/29                                      $     3,320,610
    2,500,000        New Jersey Economic Development Authority, Continental
                     Airlines, 5.75%, 9/15/27                                            2,840,175
                                                                                   ---------------
                                                                                   $     6,160,785
--------------------------------------------------------------------------------------------------
                     New Mexico -- 1.5%
    1,500,000        County of Otero, NM, Otero County Jail Project,
                     6.0%, 4/1/23                                                  $     1,535,880
    2,960,000        County of Otero, NM, Otero County Jail Project,
                     6.0%, 4/1/28                                                        3,006,028
                                                                                   ---------------
                                                                                   $     4,541,908
--------------------------------------------------------------------------------------------------
                     New York -- 8.6%
    2,000,000        Chautauqua County Capital Resource Corp., Women's
                     Christian Association Project, Series A, 8.0%, 11/15/30       $     2,034,560
    2,000,000        Hempstead Local Development Corp., Molloy College
                     Project, 5.75%, 7/1/39                                              2,227,740
    1,000,000        New York State Dormitory Authority, Orange Medical
                     Center, 6.125%, 12/1/29                                             1,093,990
    7,040,000(d)     New York State Dormitory Authority, RIB, 15.041%,
                     7/1/26 (144A)                                                       7,227,757
    7,500,000        New York State Dormitory Authority, Series C, 5.0%,
                     3/15/39                                                             8,821,275
    1,500,000        New York State Dormitory Authority, Trustees of
                     Columbia University, 5.0%, 10/1/45                                  2,124,315
    2,538,540        Westchester County Healthcare Corp., Series A, 5.0%,
                     11/1/44                                                             2,882,537
                                                                                   ---------------
                                                                                   $    26,412,174
--------------------------------------------------------------------------------------------------
                     North Dakota -- 1.0%
    2,525,000(f)     County of Burleigh, ND, St. Alexius Medical Center,
                     5.0%, 7/1/38                                                  $     3,085,777
--------------------------------------------------------------------------------------------------
                     Ohio -- 5.0%
    2,500,000        Buckeye Tobacco Settlement Financing Authority,
                     Asset-Backed, Series A-2, 5.875%, 6/1/47                      $     2,418,825
    1,700,000        Buckeye Tobacco Settlement Financing Authority,
                     Asset-Backed, Series A-2, 6.0%, 6/1/42                              1,674,551
    6,000,000        Buckeye Tobacco Settlement Financing Authority,
                     Asset-Backed, Series A-2, 6.5%, 6/1/47                              6,007,500
    2,000,000(d)     Ohio Air Quality Development Authority, FirstEnergy
                     Generation Corp. Project, 3.1%, 3/1/23                              2,043,740

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 17

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                            Value
--------------------------------------------------------------------------------------------------
                     Ohio -- (continued)
    2,500,000(e)     State of Ohio, Common Schools, Series B,
                     5.0%, 6/15/29                                                 $     3,010,275
                                                                                   ---------------
                                                                                   $    15,154,891
--------------------------------------------------------------------------------------------------
                     Oregon -- 2.0%
    5,190,000        Oregon Health & Science University, Series E,
                     5.0%, 7/1/32                                                  $     6,142,624
--------------------------------------------------------------------------------------------------
                     Pennsylvania -- 6.4%
    1,550,000        Allegheny County Hospital Development Authority,
                     South Hills Health, Series A, 5.125%, 5/1/25                  $     1,555,720
    1,000,000        Allegheny County Industrial Development Authority,
                     United States Steel Corp., 5.75%, 8/1/42                              869,960
    1,280,000(c)     Langhorne Manor Borough Higher Education Authority,
                     Lower Bucks Hospital, 7.35%, 7/1/22                                   316,838
    5,000,000        Pennsylvania Economic Development Financing Authority,
                     USG Corp., Project, 6.0%, 6/1/31                                    5,001,250
      500,000        Philadelphia Authority for Industrial Development,
                     Greater Philadelphia Health Action, Inc., Project,
                     Series A, 6.625%, 6/1/50                                              509,350
    2,000,000        Philadelphia Authority for Industrial Development,
                     Nueva Esperanze, Inc., 8.2%, 12/1/43                                2,313,660
    1,000,000        Philadelphia Authority for Industrial Development,
                     Performing Arts Charter School Project, 6.5%,
                     6/15/33 (144A)                                                      1,066,370
    2,000,000        Philadelphia Authority for Industrial Development,
                     Performing Arts Charter School Project, 6.75%,
                     6/15/43 (144A)                                                      2,138,920
    5,900,000        Philadelphia Hospitals & Higher Education Facilities
                     Authority, Temple University Health System, Series A,
                     5.0%, 7/1/34                                                        5,987,556
                                                                                   ---------------
                                                                                   $    19,759,624
--------------------------------------------------------------------------------------------------
                     Puerto Rico -- 0.9%
    4,255,000(e)     Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35           $     2,765,835
--------------------------------------------------------------------------------------------------
                     Rhode Island -- 1.1%
    5,900,000(c)     Central Falls Detention Facility Corp., 7.25%, 7/15/35        $     1,465,265
    1,500,000        Rhode Island Health & Educational Building Corp.,
                     Tockwatten Home Issue, 8.375%, 1/1/46                               1,770,705
                                                                                   ---------------
                                                                                   $     3,235,970
--------------------------------------------------------------------------------------------------
                     Tennessee -- 1.5%
    4,600,000        Sullivan County Health, Educational & Housing Facilities
                     Board, Wellmont Health System Project, Series C,
                     5.25%, 9/1/36                                                 $     4,658,926
--------------------------------------------------------------------------------------------------
                     Texas -- 14.9%
    1,000,000        Arlington Higher Education Finance Corp., Universal
                     Academy, Series A, 7.0%, 3/1/34                               $     1,062,980

The accompanying notes are an integral part of these financial statements.

18 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                            Value
--------------------------------------------------------------------------------------------------
                     Texas -- (continued)
    2,500,000        Central Texas Regional Mobility Authority,
                     Sub Lien, 6.75%, 1/1/41                                       $     3,040,800
    2,490,000(e)     County of Harris, TX, Series A, 5.0%, 10/1/26                       3,179,531
    5,000,000(e)     Goose Creek Consolidated Independent School
                     District, Series C, 4.0%, 2/15/26 (PSF-GTD Insured)                 5,767,050
      725,078(c)     Gulf Coast Industrial Development Authority, Microgy
                     Holdings Project, 7.0%, 12/1/36                                             7
    5,340,000        Lubbock Health Facilities Development Corp.,
                     Carillon Project, Series A, 6.625%, 7/1/36                          5,410,008
    3,785,000        North Texas Tollway Authority, Series A, 5.0%, 1/1/35               4,418,912
   10,000,000(f)     North Texas Tollway Authority, Series F, 5.75%, 1/1/33             10,822,200
    1,500,000        Red River Health Facilities Development Corp.,
                     MRC Crestview, Series A, 8.0%, 11/15/41                             1,749,435
    3,960,000        Sanger Industrial Development Corp., Texas Pellets
                     Project, Series B, 8.0%, 7/1/38                                     3,514,658
    1,000,000        Tarrant County Cultural Education Facilities Finance Corp.,
                     Mirador Project, Series A, 8.125%, 11/15/39                           840,870
    1,000,000        Tarrant County Cultural Education Facilities Finance Corp.,
                     Mirador Project, Series A, 8.25%, 11/15/44                            840,890
    2,000,000        Tarrant County Cultural Education Facilities Finance Corp.,
                     MRC Crestview Project, 8.0%, 11/15/34                               2,293,580
    2,500,000        Travis County Health Facilities Development Corp.,
                     Longhorn Village Project, 7.125%, 1/1/46                            2,823,500
                                                                                   ---------------
                                                                                   $    45,764,421
--------------------------------------------------------------------------------------------------
                     Virginia -- 1.4%
    4,000,000        Upper Occoquan Sewage Authority, 4.0%, 7/1/41                 $     4,399,400
--------------------------------------------------------------------------------------------------
                     Washington -- 8.7%
   14,315,000(b)(e)  State of Washington, Motor Vehicle Sales Tax, Series C,
                     6/1/22 (NATL Insured)                                         $    12,944,911
    2,500,000        University of Washington, Series B, 5.0%, 6/1/29                    3,118,475
    3,795,000(f)     Washington State Health Care Facilities Authority,
                     Fred Hutchinson Cancer Research Center,
                     Series A, 6.0%, 1/1/33                                              4,392,409
    1,150,000        Washington State Housing Finance Commission,
                     Mirabella Project, Series A, 6.75%, 10/1/47                         1,246,899
    5,000,000        Washington State Housing Finance Commission, Skyline
                     at First Hill Project, Series A, 5.625%, 1/1/27                     5,059,750
                                                                                   ---------------
                                                                                   $    26,762,444
--------------------------------------------------------------------------------------------------
                     West Virginia -- 0.6%
    2,000,000(c)     City of Philippi, WV, Alderson-Broaddus College, Inc.,
                     Series A, 7.75%, 10/1/44                                      $     1,200,120
      725,000(c)     West Virginia Hospital Finance Authority, Highland
                     Hospital Group, 9.125%, 10/1/41                                       667,631
                                                                                   ---------------
                                                                                   $     1,867,751
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 19

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                            Value
--------------------------------------------------------------------------------------------------
                     Wisconsin -- 4.9%
    5,000,000        Public Finance Authority, Glenridge Palmer Ranch,
                     Series A, 8.25%, 6/1/46                                       $     6,244,500
      750,000        Public Finance Authority, Roseman University Health
                     Sciences Project, 5.875%, 4/1/45                                      774,922
    1,500,000        Public Finance Authority, SearStone CCRC Project,
                     Series A, 8.625%, 6/1/47 (144A)                                     1,791,000
    5,000,000        Wisconsin Department of Transportation,
                     Series A, 5.0%, 7/1/28                                              6,197,900
                                                                                   ---------------
                                                                                   $    15,008,322
--------------------------------------------------------------------------------------------------
                     TOTAL TAX EXEMPT OBLIGATIONS
                     (Cost $357,306,590)                                           $   387,197,000
--------------------------------------------------------------------------------------------------
                     MUNICIPAL COLLATERALIZED DEBT
                     OBLIGATION -- 0.2% of Net Assets
   10,000,000(d)     Non-Profit Preferred Funding Trust I, Series E, 0.0%,
                     9/15/37 (144A)                                                $       620,200
--------------------------------------------------------------------------------------------------
                     TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                     (Cost $10,000,000)                                            $       620,200
--------------------------------------------------------------------------------------------------
                     TEMPORARY CASH INVESTMENT -- 3.2% of
                     Net Assets
                     TREASURY BILL -- 3.2%
    9,800,000(b)     U.S. Treasury Bill, 5/19/16                                   $     9,799,284
--------------------------------------------------------------------------------------------------
                     TOTAL TEMPORARY CASH INVESTMENT
                     (Cost $9,799,138)                                             $     9,799,284
--------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN SECURITIES -- 129.5%
                     (Cost -- $377,105,728) (h)                                    $   397,616,484
--------------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- 3.4%                          $    10,415,432
--------------------------------------------------------------------------------------------------
                     PREFERRED SHARES AT REDEMPTION VALUE,
                     INCLUDING DIVIDENDS PAYABLE -- (32.9)%                        $  (101,005,296)
--------------------------------------------------------------------------------------------------
                     NET ASSETS APPLICABLE TO
                     COMMON SHAREOWNERS -- 100.0%                                  $   307,026,620
==================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration.
       At April 30, 2016, the value of these securities amounted to $33,686,955, or 11.0% of total net assets applicable to common shareowners.

RIB Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at April 30, 2016.

+      Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

(a)    Consists of Revenue Bonds unless otherwise indicated.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

(c)    Security is in default.

(d) The interest rate is subject to change periodically. The interest rate shown is the rate at April 30, 2016.

(e)    Represents a General Obligation Bond.

(f) Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(g)    Escrow to maturity.

(h) At April 30, 2016, the net unrealized appreciation on investments based on cost for federal tax purposes of $370,000,242 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                              $ 53,820,808

       Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                               (26,204,566)
                                                                                 ------------
       Net unrealized appreciation                                               $ 27,616,242
                                                                                 ============

For financial reporting purposes net unrealized appreciation on investments was $20,510,756 and cost of investments aggregated $377,105,728.

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2016 aggregated $33,587,070 and $37,060,440, respectively.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Trust's investments.

----------------------------------------------------------------------------------
                                   Level 1   Level 2        Level 3   Total
----------------------------------------------------------------------------------
Tax Exempt Obligations             $--       $387,197,000   $--       $387,197,000
Municipal Collateralized
   Debt Obligation                  --            620,200    --            620,200
Treasury Bill                       --          9,799,284    --          9,799,284
----------------------------------------------------------------------------------
Total                              $--       $397,616,484   $--       $397,616,484
==================================================================================

For the year ended April 30, 2016, there were no transfers between Level 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 21

Statement of Assets and Liabilities | 4/30/16

ASSETS:
  Investments in securities (cost $377,105,728)                                       $397,616,484
  Cash                                                                                   3,488,755
  Receivables --
     Interest                                                                            7,125,575
     Investment securities sold                                                            130,000
  Reinvestment of distributions                                                             68,988
---------------------------------------------------------------------------------------------------
        Total assets                                                                  $408,429,802
===================================================================================================
LIABILITIES:
  Payables --
     Administration fee                                                               $    108,662
     Trustees' fees                                                                            943
  Due to affiliates                                                                        199,295
  Accrued expenses                                                                          88,986
---------------------------------------------------------------------------------------------------
         Total liabilities                                                            $    397,886
===================================================================================================
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 4,040 shares, including
     dividends payable of $5,296                                                      $101,005,296
---------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                                     $314,363,017
  Undistributed net investment income                                                    3,227,519
  Accumulated net realized loss on investments                                         (31,074,672)
  Net unrealized appreciation on investments                                            20,510,756
---------------------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                                   $307,026,620
===================================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
     Based on $307,026,620/22,756,724 common shares                                   $      13.49
===================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

Statement of Operations

For the Year Ended 4/30/16

INVESTMENT INCOME:
  Interest                                                                         $21,976,597
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $2,417,037
  Administrative expense                                                 223,291
  Transfer agent fees                                                     15,286
  Shareholder communication expense                                       17,147
  Auction agent fees                                                     252,788
  Custodian fees                                                           5,580
  Professional fees                                                      100,697
  Printing expense                                                         4,853
  Trustees' fees                                                          14,274
  Pricing fees                                                            20,116
  Miscellaneous                                                           84,936
-----------------------------------------------------------------------------------------------
     Total expenses                                                                $ 3,156,005
-----------------------------------------------------------------------------------------------
         Net investment income                                                     $18,820,592
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments:                            $ 150,831
  Change in net unrealized appreciation (depreciation)
     on investments:                                                   4,498,035
-----------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                        $ 4,648,866
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                             $  (301,213)
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $23,168,245
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 23

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Year Ended         Year Ended
                                                                 4/30/16            4/30/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $  18,820,592      $  20,537,755
Net realized gain (loss) on investments                                150,831            331,110
Change in net unrealized appreciation (depreciation)
  on investments                                                     4,498,035          3,313,660
Distributions to preferred shareowners from net
  investment income                                                   (301,213)          (128,802)
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations        $  23,168,245      $  24,053,723
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed
  net investment income ($0.84 and $1.08 per
  share, respectively)                                           $ (19,102,844)     $ (24,502,438)
--------------------------------------------------------------------------------------------------
        Total distributions to common shareowners                $ (19,102,844)     $ (24,502,438)
--------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                    $     243,355      $   1,294,762
--------------------------------------------------------------------------------------------------
     Net increase in net assets applicable to common
        shareowners from Trust share transactions                $     243,355      $   1,294,762
--------------------------------------------------------------------------------------------------
     Net increase in net assets applicable to
        common shareowners                                       $   4,308,756      $     846,047
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                $ 302,717,864      $ 301,871,817
--------------------------------------------------------------------------------------------------
End of year                                                      $ 307,026,620      $ 302,717,864
--------------------------------------------------------------------------------------------------
Undistributed net investment income                              $   3,227,519      $   3,680,438
==================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year        Year        Year       Year
                                                                Ended       Ended       Ended       Ended      Ended
                                                                4/30/16     4/30/15     4/30/14     4/30/13    4/30/12
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                            $  13.31    $  13.33    $  14.72    $  14.12   $  13.00
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                        $   0.83    $   0.91    $   1.05    $   1.14   $   1.03
   Net realized and unrealized gain (loss) on investments           0.20        0.16       (1.29)       0.61       1.30
---------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                        $  (0.01)   $  (0.01)   $  (0.01)   $  (0.01)  $  (0.01)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   1.02    $   1.06    $  (0.25)   $   1.74   $   2.32
---------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed
      net investment income                                     $  (0.84)*  $  (1.08)*  $  (1.14)*  $  (1.14)  $  (1.20)*
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   0.18    $  (0.02)   $  (1.39)   $   0.60   $   1.12
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                              $  13.49    $  13.31    $  13.33    $  14.72   $  14.12
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                                 $  14.07    $  14.75    $  14.90    $  16.02   $  15.49
===========================================================================================================================
Total return at market value (c)                                    1.75%       6.84%       1.10%      11.48%     25.95%
Ratios to average net assets of common shareowners:
   Total expenses (d)                                               1.05%       1.03%       1.04%       1.03%      1.08%
   Net investment income before preferred share distributions       6.24%       6.73%       7.89%       7.84%      7.50%
   Preferred share distributions                                    0.10%       0.04%       0.05%       0.08%      0.08%
   Net investment income available to common shareowners            6.14%       6.69%       7.84%       7.76%      7.42%
Portfolio turnover                                                     9%         14%         19%         10%        11%
Net assets of common shareowners, end of period (in thousands)  $307,027    $302,718    $301,872    $332,193   $317,631
===========================================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 25

------------------------------------------------------------------------------------------------------------------------
                                                                      Year       Year       Year      Year      Year
                                                                      Ended      Ended      Ended     Ended     Ended
                                                                      4/30/16    4/30/15    4/30/14   4/30/13   4/30/12
------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                           $101,000   $101,001   $101,000  $101,000  $101,000
Asset coverage per preferred share, end of period                     $100,998   $ 99,930   $ 99,721  $107,211  $103,623
Average market value per preferred share (e)                          $ 25,000   $ 25,000   $ 25,000  $ 25,000  $ 25,000
Liquidation value, including dividends payable, per preferred share   $ 25,001   $ 25,000   $ 25,001  $ 25,001  $ 25,001
========================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

Notes to Financial Statements | 4/30/16

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Trust (the Trust) was organized as a Delaware statutory trust on March 13, 2003. Prior to commencing operations on July 21, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax, and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 27

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2016, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

28 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2016, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At April 30, 2016, the Trust reclassified $130,546 to decrease undistributed net investment income and $130,546 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     The Trust has elected to defer $1,195,829 of long-term capital losses recognized between November 1, 2015 and April 30, 2016 to its fiscal year ending April 30, 2017. At April 30, 2016, the Trust was permitted to carry forward $659,954 of short-term capital losses and $21,067,444 of long-term capital losses without limitation. Additionally, at April 30, 2016, the Trust had a net capital loss carry forward of $13,566,293 of which the following amounts will expire between 2017 and 2018 if not utilized:
     $4,586,154 in 2017 and $8,980,139 in 2018. Since unlimited losses are required to be used first, loss carry forwards that are subject to expiration may be more likely to expire unused.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 29

     The tax character of distributions paid to shareowners during the years ended April 30, 2016 and April 30, 2015 were as follows:

     --------------------------------------------------------------------------------
                                                               2016              2015
     --------------------------------------------------------------------------------
     Distributions paid from:
     Tax exempt income                                  $18,873,304       $23,767,247
     Ordinary income                                        530,753           863,993
     --------------------------------------------------------------------------------
          Total                                         $19,404,057       $24,631,240
     ================================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2016:

     --------------------------------------------------------------------------------
                                                                                2016
     --------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                            $71,250
     Capital loss carryforward                                            (35,293,691)
     Last year loss deferrals                                              (1,195,829)
     Tax-exempt spillback                                                   1,465,657
     Unrealized appreciation                                               27,616,216
     --------------------------------------------------------------------------------
          Total                                                           $(7,336,397)
     ================================================================================

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

D.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the

30 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

     Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

E.   Risks

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 31

     The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Trust invests significantly in a single state, including California, Massachusetts and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Trust will be more susceptible to associated risks and developments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended April 30, 2016, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.80% of the Trust's average daily net assets attributable to the common shareowners.

32 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At April 30, 2016, $307,957 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company
(AST), provided substantially all transfer agent and shareowner services related to the Trust's shares at negotiated rates.

Effective November 2, 2015, AST serves as the transfer agent with respect to the Trust's common shares. The Trust pays AST an annual fee, as agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend-paying agent and auction agent with respect to the Trust's auction preferred shares (APS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended April 30, 2016 and the year ended April 30, 2015 were as follows:

--------------------------------------------------------------------------------
                                                         4/30/16         4/30/15
--------------------------------------------------------------------------------
Shares outstanding at beginning of year               22,738,580      22,646,773
Reinvestment of distributions                             18,144          91,807
--------------------------------------------------------------------------------
Shares outstanding at end of year                     22,756,724      22,738,580
--------------------------------------------------------------------------------

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of April 30, 2016, there were 4,040 APS as follows: Series A -- 2,000 and Series B -- 2,040.

Dividends on Series A and Series B are cumulative at a rate which is to be reset every seven days based on the results of an auction. An auction fails if there are more APS offered for sale than there are buyers. When an auction

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 33 fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the APS. Preferred shareowners are not able to sell their APS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the APS have failed. The maximum rate for each series is 125% of the 7 day commercial paper rate or adjusted Kenny rate. Dividend rates on APS ranged from 0.088% to 0.552% during the year ended
April 30, 2016.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the APS.

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

5. Subsequent Events

A monthly dividend was declared on May 3, 2016 from undistributed and accumulated net investment income of $0.0700 per common share payable May 31, 2016, to common shareowners of record on May 18, 2016.

Subsequent to April 30, 2016, dividends declared and paid on preferred shares totaled $65,571 in aggregate for the two outstanding preferred share series through June 15, 2016.

34 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Municipal High Income
Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Municipal High Income Trust (the "Trust"), as of April 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended April 30, 2014, 2013, and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated June 25, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Municipal High Income Trust as of April 30, 2016, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
June 22, 2016

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 35

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

PIM, the Trust's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's current investment advisory agreement with PIM to terminate. Accordingly, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

36 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

IMPORTANT TAX INFORMATION (unaudited)

The following summarizes the taxable per share distributions paid by Pioneer Municipal High Income Trust during the taxable year ended April 30, 2016.

                                     Payable Date        Ordinary Income
Common Shareowners                   12/18/2015                0.023199

Preferred Shareowners
  Series A                           12/15/2015                0.3010
                                     12/22/2015                0.3910
                                     12/29/2015                0.3910
                                     01/05/2016                0.4110

  Series B                           12/16/2015                0.3210
                                     12/23/2015                0.3710
                                     12/30/2015                0.3910
                                     01/06/2016                0.4010

All the other net investment income distributions paid by the Trust qualify as tax-exempt interest dividends for federal income tax purposes.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 37

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

38 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

Independent Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Trust   Length of Service      Principal Occupation                         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)           Class III Trustee      Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board          since 2006. Term       present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                    expires in 2018.       Executive Officer (2008 - 2012),             (investor communications
                                                      Quadriserv, Inc. (technology products for    and securities processing
                                                      securities lending industry); and Senior     provider for financial
                                                      Executive Vice President, The Bank of New    services industry) (2009
                                                      York (financial and securities services)     - present); Director,
                                                      (1986 - 2004)                                Quadriserv, Inc. (2005 -
                                                                                                   2013); and Commissioner,
                                                                                                   New Jersey State Civil
                                                                                                   Service Commission (2011
                                                                                                   - present)
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)             Class I Trustee since  Managing Partner, Federal City Capital       Director of New York
Trustee                        2005. Term expires in  Advisors (corporate advisory services        Mortgage Trust
                               2016.                  company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                                                      Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012
                                                      Analytica, Inc. (privately-held research     - present); Director of
                                                      and consulting company) (2010); Executive    The Swiss Helvetia Fund,
                                                      Vice President and Chief Financial Officer,  Inc. (closed-end fund)
                                                      I-trax, Inc. (publicly traded health care    (2010 - present);
                                                      services company) (2004 - 2007); and         Director of Oxford
                                                      Executive Vice President and Chief           Analytica, Inc. (2008 -
                                                      Financial Officer, Pedestal Inc.             present); and Director of
                                                      (internet-based mortgage trading company)    Enterprise Community
                                                      (2000 - 2002); Private consultant            Investment, Inc.
                                                      (1995-1997), Managing Director, Lehman       (privately-held
                                                      Brothers (investment banking firm)           affordable housing finance
                                                      (1992-1995); and Executive, The World Bank   company) (1985 - 2010)
                                                      (1979-1992)
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)      Class II Trustee since William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                        2008. Term expires in  Economy, Harvard University (1972 -          Institutional Funds
                               2017.                  present)                                     Investment Trust and
                                                                                                   Mellon Institutional
                                                                                                   Funds Master Portfolio
                                                                                                   (oversaw 17 portfolios
                                                                                                   in fund complex)
                                                                                                   (1989-2008)
----------------------------------------------------------------------------------------------------------------------------------

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 39

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Trust   Length of Service      Principal Occupation                         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)      Class II Trustee since Founding Director, Vice President and        None
Trustee                        2003. Term expires in  Corporate Secretary, The Winthrop Group,
                               2017.                  Inc. (consulting firm) (1982 - present);
                                                      Desautels Faculty of Management, McGill
                                                      University (1999 - present); and Manager of
                                                      Research Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
----------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (60)       Class I Trustee since  Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer
Trustee                        2015. Term expires in  (healthcare workers union pension funds)     closed-end investment
                               2016.                  (2001 - present); Vice President -           companies (5 portfolios)
                                                      International Investments Group, American    (Sept. 2015 - present)
                                                      International Group, Inc. (insurance
                                                      company) (1993 - 2001); Vice President
                                                      Corporate Finance and Treasury Group,
                                                      Citibank, N.A.(1980 - 1986 and 1990 -
                                                      1993); Vice President - Asset/Liability
                                                      Management Group, Federal Farm Funding
                                                      Corporation (government-sponsored issuer of
                                                      debt securities) (1988 - 1990); Mortgage
                                                      Strategies Group, Shearson Lehman Hutton,
                                                      Inc. (investment bank) (1987 - 1988); and
                                                      Mortgage Strategies Group, Drexel Burnham
                                                      Lambert, Ltd. (investment bank) (1986 -
                                                      1987)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)       Class III Trustee      President and Chief Executive Officer,       Director of New America
Trustee                        since 2003. Term       Newbury, Piret & Company, Inc. (investment   High Income Fund, Inc.
                               expires in 2018.       banking firm) (1981 - present)               (closed-end investment
                                                                                                   company) (2004 -
                                                                                                   present); and Member,
                                                                                                   Board of Governors,
                                                                                                   Investment Company
                                                                                                   Institute (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)         Class III Trustee      Consultant (investment company services)     None
Trustee                        since 2014. Term       (2012 - present); Executive Vice President,
                               expires in 2018.       BNY Mellon (financial and investment company
                                                      services) (1969 - 2012); Director, BNY
                                                      International Financing Corp. (financial
                                                      services) (2002 - 2012); and Director,
                                                      Mellon Overseas Investment Corp. (financial
                                                      services) (2009 - 2012)
----------------------------------------------------------------------------------------------------------------------------------

40 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

Interested Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Trust   Length of Service      Principal Occupation                         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)*            Class I Trustee since  Chair, Director, CEO and President of        Trustee of Pioneer
Trustee, President and         2015.Term expires in   Pioneer Investment Management-USA (since     closed-end investment
Chief Executive Officer        2016.                  September 2014); Chair, Director, CEO and    companies (5 portfolios)
                                                      President of Pioneer Investment Management,  (Sept. 2015 - present)
                                                      Inc. (since September 2014); Chair,
                                                      Director, CEO and President of Pioneer
                                                      Funds Distributor, Inc. (since September
                                                      2014); Chair, Director, CEO and President
                                                      of Pioneer Institutional Asset Management,
                                                      Inc. (since September 2014); and Chair,
                                                      Director, and CEO of Pioneer Investment
                                                      Management Shareholder Services, Inc.
                                                      (since September 2014); Managing Director,
                                                      Morgan Stanley Investment Management (2010
                                                      - 2013); and Director of Institutional
                                                      Business, CEO of International, Eaton Vance
                                                      Management (2005 - 2010)
----------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*        Class II Trustee       Director and Executive Vice President        None
Trustee                        since 2014. Term       (since 2008) and Chief Investment Officer,
                               expires in 2017.       U.S. (since 2010) of PIM-USA; Executive
                                                      Vice President of Pioneer (since 2008);
                                                      Executive Vice President of Pioneer
                                                      Institutional Asset Management, Inc. (since
                                                      2009); and Portfolio Manager of Pioneer
                                                      (since 1999)
----------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustee because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 41

Trust Officers

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Trust   Length of Service      Principal Occupation                         Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)     Since 2003. Serves at  Vice President and Associate General         None
Secretary and Chief Legal      the discretion of the  Counsel of Pioneer since January 2008;
Officer                        Board.                 Secretary and Chief Legal Officer of all of
                                                      the Pioneer Funds since June 2010;
                                                      Assistant Secretary of all of the Pioneer
                                                      Funds from September 2003 to May 2010; and
                                                      Vice President and Senior Counsel of
                                                      Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)         Since 2010. Serves at  Fund Governance Director of Pioneer since    None
Assistant Secretary            the discretion of the  December 2006 and Assistant Secretary of
                               Board.                 all the Pioneer Funds since June 2010;
                                                      Manager - Fund Governance of Pioneer from
                                                      December 2003 to November 2006; and Senior
                                                      Paralegal of Pioneer from January 2000 to
                                                      November 2003
----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)              Since 2010. Serves at  Senior Counsel of Pioneer since May 2013     None
Assistant Secretary            the discretion of the  and Assistant Secretary of all the Pioneer
                               Board.                 Funds since June 2010; and Counsel of
                                                      Pioneer from June 2007 to May 2013
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)           Since 2008. Serves at  Vice President - Fund Treasury of Pioneer;   None
Treasurer and Chief Financial  the discretion of the  Treasurer of all of the Pioneer Funds since
and Accounting Officer         Board.                 March 2008; Deputy Treasurer of Pioneer
                                                      from March 2004 to February 2008; and
                                                      Assistant Treasurer of all of the Pioneer
                                                      Funds from March 2004 to February 2008
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)          Since 2003. Serves at  Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer            the discretion of the  Assistant Treasurer of all of the Pioneer
                               Board.                 Funds
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)             Since 2003. Serves at  Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer            the discretion of the  Pioneer; and Assistant Treasurer of all of
                               Board.                 the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------

42 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Trust   Length of Service      Principal Occupation                         Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)          Since 2009. Serves at  Fund Administration Manager - Fund Treasury  None
Assistant Treasurer            the discretion of the  of Pioneer since November 2008; Assistant
                               Board.                 Treasurer of all of the Pioneer Funds since
                                                      January 2009; and Client Service Manager -
                                                      Institutional Investor Services at State
                                                      Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)           Since 2010. Serves at  Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer       the discretion of the  all the Pioneer Funds since March 2010;
                               Board.                 Chief Compliance Officer of Pioneer
                                                      Institutional Asset Management, Inc. since
                                                      January 2012; Chief Compliance Officer of
                                                      Vanderbilt Capital Advisors, LLC since July
                                                      2012: Director of Adviser and Portfolio
                                                      Compliance at Pioneer since October 2005;
                                                      and Senior Compliance Officer for Columbia
                                                      Management Advisers, Inc. from October 2003
                                                      to October 2005
----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)           Since 2006. Serves at  Director - Transfer Agency Compliance of     None
Anti-Money Laundering Officer  the discretion of the  Pioneer and Anti-Money Laundering Officer of
                               Board.                 all the Pioneer Funds since 2006
----------------------------------------------------------------------------------------------------------------------------------

                Pioneer Municipal High Income Trust | Annual Report | 4/30/16 43

                           This page for your notes.

44 Pioneer Municipal High Income Trust | Annual Report | 4/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------

Account Information                                     1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to

General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19384-10-0616

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $51,534 payable to Deloitte & Touche LLP for the year ended
April 30, 2016 and $48,643 for the year ended April 30, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $9,904
payable to Deloitte & Touche LLP for the year ended
April 30, 2016 and $9,876 for the year ended April 30, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,904 payable to Deloitte & Touche LLP for the year ended
April 30, 2015 and $9,876 for the year ended April 30, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2016. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
David Eurkus         Other Registered Investment
                     Companies                                  3    $2,192,309                      N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------
Jonathan Chirunga    Other Registered
                     Investment Companies                       3    $2,192,309                      N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Barclays Capital Municipal Bond Index and Barclays Capital High Yield Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of April 30, 2016 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
David Eurkus                 A
---------------------------  ---------------------
Jonathan Chirunga            A
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2016

* Print the name and title of each signing officer under his or her signature.